UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): December 8, 2000

                            COMSTOCK RESOURCES, INC.

             (Exact name of registrant as specified in its charter)


    STATE OF NEVADA                000-16741                    94-1667468

   (State or other           (Commission of File Number)     (I.R.S. Employer
jurisdiction incorporation)                               Identification Number)



                         5300 Town And Country Boulevard
                                    Suite 500
                               Frisco, Texas 75034
                    (Address of principal executive offices)


                                 (972) 668-8800
                          (Registrant's Telephone No.)

Item 5. Other Events

The Board of Directors of Comstock Resources, Inc. (the "Company") has approved a stock repurchase plan providing for the purchase of shares of the Company's common stock in the open market, with an aggregate purchase price of up to $10 million.

The timing and amount of shares purchased will depend on prevailing share market prices and trading volume. Shares that are acquired through the repurchase plan will be canceled.


Item 7. Financial Statements and Exhibits

     (c) Exhibits

          99.1 Press Release, dated December 11, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                COMSTOCK RESOURCES, INC.


Dated:  December 19, 2000       By:  /s/ M. Jay Allison
                                   ---------------------------------------
                                     M. Jay Allison
                                     President and Chief Executive Officer

EXHIBIT INDEX

              Item
             Number                 Description
             ------                 -----------

              99.1                  Press Release, dated December 11, 2000.



                                       3